SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report:  August 19, 2005
--------------------------------
(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina              333-120922-05               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

301 South College Street, Charlotte, North Carolina              28288-0166
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     (Address of principal executive offices)                    (Zip Code)

             Registrant's telephone number, including area code: (704) 374-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      Attached as Exhibit 99 are the Structural Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Wachovia Capital Markets, LLC which are hereby filed pursuant to the Kidder Letter.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
      (99)                               Structural Term Sheets and
                                         Computational Materials prepared by
                                         Wachovia Capital Markets, LLC in
                                         connection with Wachovia Commercial
                                         Mortgage Securities, Inc., Commercial
                                         Mortgage Pass-Through Certificates,
                                         Series 2005-C20

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/  William J. Cohane
                                       ---------------------------------------
                                       Name: William J. Cohane
                                       Title: Managing Director

Date:  August 19, 2005

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

   (99)             Structural Term Sheets and Computational            E
                    Materials prepared by Wachovia Capital
                    Markets, LLC in connection with Wachovia
                    Commercial Mortgage Securities, Inc.,
                    Commercial Mortgage Pass-Through
                    Certificates, Series 2005-C20

                                   EXHIBIT 99

               Structural Term Sheets and Computational Materials